ASSIGNMENT OF COMMON STOCK

      THIS ASSIGNMENT made this 17th day of February, 2005 by and between CORNELL CAPITAL PARTNERS, LP, with an office at 101 Hudson Street - Suite 3700, Jersey City, NJ 07302 (the "Assignor"), and NEOMEDIA TECHNOLOGIES, INC., with an office at 2201 Second Street, Suite 600, Ft. Myers, FL 33901 (the "Assignee").

                                   WITNESSETH

      WHEREAS, PICK UPS PLUS, INC. (herein the "Company") issued to the Assignor, on _______, TWENTY MILLION (20,000,000) shares of the Common Stock of the Company (herein referred to as the "Common Stock");

      WHEREAS, Assignor desires to assign such Common Stock to Assignee as well as and all rights and benefits conferred therein and the Assignee desires to purchase such Common Stock and all rights and benefits conferred therein for a total purchase price of THREE HUNDRED EIGHTY EIGHT THOUSAND SEVEN HUNDRED SIXTY EIGHT AND TWENTY TWO CENTS ($388,768.22) (the "Purchase Price").

      NOW, THEREFORE, for and in consideration of the Purchase Price, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

      1. Assignor does hereby assign, transfer and set over to Assignee, its successors and assigns, all of its rights, benefits conferred, title, interests, and obligations pursuant to the Common Stock;

      2.    The Assignor warrants, represents and covenants that:

            (a) the copy of the Common Stock attached hereto is a true and correct copy of the original Common Stock;

            (b) Assignor is the sole and absolute owner of the Common Stock, free of all claims, encumbrances and security interests of every nature;

            (c) Assignor has not heretofore assigned, sold, or pledged the Common Stock, or any interest therein;

      3. The Assignee hereby assumes all rights, benefits conferred, title, interests, and obligations, representations, warranties, and covenants pursuant to the Common Stock;

      4. The Assignee does hereby assume all of rights, benefits conferred, title, interests, as the holder, in and to the Common Stock;

      5. Notices hereunder shall be given in writing by certified or registered mail, return receipt requested, addressed to such addresses as the parties may designate.

      6. This assignment is binding upon the successors and assigns of the parties hereto.

      7. This assignment shall be effective as of the date first written above. This assignment and acceptance of same may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above written.


                                          THE ASSIGNOR:
                                          CORNELL CAPITAL PARTNERS, LP
                                          By:  Yorkville Advisors, LLC
                                          Its: General Partner

                                          By: /s/ Mark Angelo
                                             -----------------------------------
                                             Name: Mark Angelo
                                             Its:  Portfolio Manager & President

                            ACCEPTANCE OF ASSIGNMENT

      The undersigned, being the Assignees set for the above, does hereby acknowledge and accept the foregoing Assignment on this 17th day of February, 2005.

                                          ASSIGNEES:

                                          NEOMEDIA TECHNOLOGIES, INC..


                                          By: /s/ David A. Dodge
                                             -----------------------------------
                                             Name: David A. Dodge
                                             Its:  Chief Financial Officer